                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                  ___________________________________________

                                 Date of Report
                       (Date of earliest event reported)

                                February 8, 2001


                        PROVIDIAN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


Delaware                                 1-12897                              94-2933952
------------------------    --------------------------------    ---------------------------------------
(State of incorporation)         (Commission File Number)          (IRS Employer Identification No.)

                201 Mission Street
            San Francisco, California                                     94105
--------------------------------------------------             ---------------------------
     (Address of principal executive offices)                           (Zip Code)


                                 (415) 543-0404
                           --------------------------
                         (Registrant's telephone number,
                              including area code)

                                      N/A
  ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-55937 and the issuance of the registrant's Zero Coupon Convertible Notes due February 15, 2021 (the "Notes"), the registrant is filing herewith the documents listed in Item 7 below and such documents are incorporated by reference into such Registration Statement.

Item 7.   Exhibits

1 Underwriting Agreement dated February 8, 2001 between the registrant and Banc of America Securities LLC, J.P. Morgan Securities Inc., and Salomon Smith Barney Inc.

4.1 Second Supplemental Indenture dated as of February 15, 2001 between the registrant and Bank One Trust Company, N.A. relating to the Notes.

4.2       Form of Note.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROVIDIAN FINANCIAL CORPORATION
                                                 (Registrant)


Date: February 22, 2001                By: /s/ David J. Petrini
                                          ___________________________________
                                                  David J. Petrini
                                              Executive Vice President
                                             and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------

1 Underwriting Agreement dated February 8, 2001 between the registrant and Banc of America Securities LLC, J.P. Morgan Securities Inc., and Salomon Smith Barney Inc.

4.1 Second Supplemental Indenture dated as of February 15, 2001 between the registrant and Bank One Trust Company, N.A. relating to the Notes.

4.2              Form of Note.